Exhibit 32.2

YTB INTERNATIONAL INC.
CERTIFICATION PURSUANT TO
RULE 13a-14(b) OF THE SECURITIES
EXCHANGE ACT OF 1934 AND 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John D. Clagg, Chief Executive Officer of YTB International, Inc., a Delaware corporation (the “Registrant”), in connection with the Registrant’s Annual Report on Form 10-KSB for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), do hereby represent, warrant and certify, in compliance with Rule 13a-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ John D. Clagg
Name: John D. Clagg
Title: Chief Financial Officer
Date: March 31, 2008